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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act Of 1934

        Date of Report (Date of Earliest Event Reported):  June 13, 2000


                           MIKOHN GAMING CORPORATION
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             (Exact name of Registrant as specified in its charter)


            Nevada                       0-22752             88-0218876
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 (State or other jurisdiction of       (Commission          (IRS Employer
  incorporation or organization)       File Number)      Identification Number)



         1045 Palms Airport Drive, P.O. Box 98686, Las Vegas, NV  89193-8686
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              (Address of principal executive office and zip code)


                                  (702) 896-3890
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              (Registrant's telephone number, including area code)


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   (Former name, former address and former fiscal year, if changed since last report)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants

     (i) On June 13, 2000, Mikohn Gaming Corporation (the "Company" or "Mikohn") dismissed Deloitte & Touche LLP ("D&T") as its independent accountants effective immediately. D&T has completed all activities related to the Company's 1999 fiscal year audit.

     (ii) The reports of D&T on the Company's consolidated balance sheets as of December 31, 1999 and December 31, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years ended December 31, 1999 and December 31, 1998, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and the interim period subsequent to December 31, 1999 through June 13, 2000, there were no disagreements between the Company and D&T as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference thereto in their report on the financial statements for such periods.

     (v) During the two most recent fiscal years and the interim period subsequent to December 31, 1999 through June 13, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (vi) On June 13, 2000, Mikohn delivered a copy of the disclosures which the Company proposed to make in Item 4 in this Form 8-K, and requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not D&T agreed with such disclosures. A copy of such letter dated June 15, 2000 indicating such agreement is filed as an exhibit to this Form 8-K.

(b)  New independent accountants

     (i) On June 13, 2000, the Company engaged the firm of Arthur Andersen LLP ("AA") as independent accountants for the Company's fiscal year ending December 31, 2000. The Company's Board of Directors approved the selection of AA as independent accountants upon recommendation of the Company's Audit Committee.

     (ii) During the two most recent fiscal years and the interim period subsequent to December 31, 1999 through June 13, 2000, the Company has not consulted with AA with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (2) on any matter that was either the subject of a disagreement (as defined in Item 304
(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304
(a)(1)(v) of Regulation S-K).


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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.



                                           MIKOHN GAMING CORPORATION, Registrant



                                         BY: /s/ Donald W. Stevens
                                            ------------------------------------
                                               Donald W. Stevens, Executive Vice
                                                 President, Treasurer, Principal
                                                        Financial Officer
Dated:  June 13, 2000


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June 15, 2000

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Mikohn Gaming Corporation dated June 13, 2000.

Yours truly,


DELOITTE & TOUCHE LLP

Las Vegas, Nevada